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                                                                    Exhibit 99.3

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     I, John A. Scaldara, Jr., Chief Financial Officer (principal financial officer) of Columbia Bancorp (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the year ended December 31, 2002 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained and incorporated by reference in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ John A. Scaldara, Jr.
-------------------------
John A. Scaldara, Jr.
Date: March 25, 2003